UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 6, 2010

SINO PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53537
(State or other jurisdiction of incorporation)	(Commission File No.)

Unit T25, GF Bangkok Bank Building

18 Bonham Strand West

Sheung Wan, Hong Kong

 (Address of principal executive offices and zip code)

(203) 652-0130

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 6 2010, Sino Payments, Inc. announced that it has completed version 2.0 of the core Sino Payments Global Payment Processing platform “SinoPay GPP” for processing credit and debit cards from cash registers and point of sale checkout machines widely used by most retailers worldwide.

A copy of the release is attached as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO PAYMENTS, INC.

Date: January 6, 2010	By:	/s/ Matthew Mecke
Matthew Mecke
Chief Executive Officer